                                                                    EXHIBIT 99.2

                         United States Bankruptcy Court
                          Eastern District Of Kentucky
                                Ashland Division

IN RE:                                                         CASE NO. 03-10078

DEBTOR(S)                                                             CHAPTER 11


           Monthly Operating Report For Month Ending November 29, 2003



     Comes now Ashland Steel Liquidating Company, fka Kentucky Electric Steel, Inc., debtor in possession and herby submits its Monthly Operating Report for the Periods commencing November 2, 2003 and ending November 29, 2003 as shown by the report and exhibits consisting of 14 pages and containing the following, as indicated:


___X____ Monthly Reporting Questionnaire (Attachment 1)
___X____ Comparative Balance Sheets (Forms OPR - 1 & OPR - 2)
___X____ Summary of Accounts Receivable (Form OPR - 3)
___X____ Schedule of Post - Petition Liabilities (Form OPR - 4)
___X____ Statement of Income (Loss) Form OPR - 5)
___X____ Statement of Sources and Uses of Cash (Form OPR - 6)


     I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy was delivered to the U.S. Trustee.

Date: _______                       DEBTOR
                                    By:    /s/ William J. Jessie
                                        ----------------------------------------
                                                    (Signature)

                                    Name & Title:  William J. Jessie, President
                                                 -------------------------------
                                                         (Print or Type)

                                    Address:          US Route 60
                                             -----------------------------------

                                                    Ashland, KY 41101
                                    --------------------------------------------

                                    Telephone Number:  (606) 929 - 1200
                                                      --------------------------

                                                           Attachment 1 (Page 1)

                                   Chapter 11
                            Monthly Operating Report
                         Monthly Reporting Questionnaire


CASE NAME: Ashland Steel Liquidating Company
            fka Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078

MONTH OF: NOVEMBER

1. Payroll - State the amount of all executive wages paid and taxes withheld and paid


                                                           Wages Paid                     Taxes (1)
Name and Title of Executive                        -------------------------------------------------------
                                                      Gross            Net            Due          Paid
                                                      -----            ---            ---          ----
William J. Jessie -                                 $ 11,720       $ 8,082        $ 3,808       $ 3,808
(President and CFO)
-----------------------------------------------------------------------------------------------------------------
William H. Gerak -                                         -             -              -             -
(Vice President of Administration)
-----------------------------------------------------------------------------------------------------------------
Joseph E. Harrison -                                       -             -              -             -
(Vice President of Sales and Marketing)
-----------------------------------------------------------------------------------------------------------------
Jack W. Mehalko -                                          -             -              -             -
(Interim President)
-----------------------------------------------------------------------------------------------------------------
Total Executive Payroll:                            $ 11,720       $ 8,082        $ 3,808       $ 3,808
                                     ----------------------------------------------------------------------------


2. Insurance - Is workers' compensation and other insurance in effect? _Yes_ Are Payments Current? _YES__ If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder pr cover page.


                     (2)
Type               Name of      Coverage               Expiration    Premium    Date of Coverage Pd.
                   Carrier       Amount     Policy #      Date       Amounts         Through
                   -------       ------     --------      ----       -------         -------

Casualty:
                   ------------------------------------------------------------
Workers Comp.
                   ------------------------------------------------------------

General Liability:
                   ------------------------------------------------------------

Vehicle:
                   ------------------------------------------------------------

Other  (Specify)
                   ------------------------------------------------------------

                   ------------------------------------------------------------


(1)  Taxes include payments made by the employer.
(2) The Company completed the sale of substantially all of its assets on September 2, 2003 and is currently in the process of canceling appropriate insurance policies.

                                                           Attachment 1 (Page 2)

                                   Chapter 11
                            Monthly Operating Report
                         Monthly reporting Questionnaire

CASE NAME: Ashland Steel Liquidating Company
             fka Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078

MONTH OF: NOVEMBER
3. Bank Accounts


                                                                      Account Type
                               ----------------------------------------------------------------------------------------
                                 Operating           Tax                    Payroll              Other         Total
                                 ---------           ---                    -------              -----         -----

Bank Name                      See attached Exhibit A
                               ---------------------------------- ---------------------------- ------------

Account #
                               -------------- ------------------- ---------------------------- ------------

Beginning Book
Balance                        -------------- ------------------- ---------------------------- ------------ -------------

Plus: Deposits
                               -------------- ------------------- ---------------------------- ------------ -------------

Less: Disbursements
                               -------------- ------------------- ---------------------------- ------------ -------------

Other:
                               -------------- ------------------- ---------------------------- ------------ -------------
  Transfers

------------------------------ -------------- ------------------- ---------------------------- ------------ -------------

Ending Book Balance
                               -------------- ------------------- ---------------------------- ------------ -------------


4. Postpetition Payments - List any postpetition payments to professionals and payments on prepetition debts in the schedule below (attach separate sheet if necessary)


Payments To
-----------


Professionals (attorneys, accountants, etc.):
                                                           Amount                   Date                       Check #
                                                     ------------------- ---------------------------- --------------------------


-------------------------------------                ------------------- ---------------------------- --------------------------


-------------------------------------                ------------------- ---------------------------- --------------------------
                                               TOTAL $                -
Prepetition Creditors:
Revolving line of Credit
(National City & SunTrust)                           $              714             Daily                 Swept out of Lockbox
-------------------------------------                ------------------- ---------------------------- --------------------------

Boyd County Sheriff                              (1) $          241,225            11/26/03                      1462
-------------------------------------                ------------------- ---------------------------- --------------------------


-------------------------------------                ------------------- ---------------------------- --------------------------


-------------------------------------                ------------------- ---------------------------- --------------------------


-------------------------------------                ------------------- ---------------------------- --------------------------
                                               TOTAL $          241,939



(1) At November 1, 2003, the Company had recorded a liability for property taxes of $505,000 (pre petition of $365,000 and post petition of $140,000). Based on an order from the bankruptcy court, the Company actually paid $333,750. Therefore, the prorated share of pre petition property taxes (72%) are reflected as pre petition payments.

                        ASHLAND STEEL LIQUIDATING COMPANY
                        fka Kentucky Electric Steel, Inc.
               Cash Summary for the Month Ending November 29, 2003

                                                                       EXHIBIT A



                                      Workers           Health          Cash Collateral                              Triton/
                                   Compensation        Benefits             Lockbox             General           Republic Note
                                   --------------- ------------------  ------------------   ------------------ --------------------

Bank Name                          National City     National City       National City       National City        National City
                                                                                                                 Private Client
                                                                                                                     Group

Account #                               754202055            754202063         754119200             70936836    4090-K001-00-7
                                                                                                        98239

Beginning Book Balance                  $ 100,000                  $ -         $ 405,212         $ (5,836,786)           $ 137,442

Plus: Deposits                                  -                    -            62,654                    -                    -

Less: Disbursements                             -  (2)               -                 -                1,061                    -

Transfers/Other:
  Transfers
      Transfer to NCB Office
        Account                                                                                       (70,000)
      Transfer to NCB Office
        Account
      Transfer to Bank One                                                                             (3,900)
      Transfer to Fee Account

  Other
      Payment to noteholders
      Paydown on line of credit
      Paydown on line/fund
        general account                                                          (75,675)              75,675

                                   --------------- -------------------  -----------------   ------------------ --------------------
Ending Book Balance                $      100,000  $                 -  $      392,190.74   $      (5,836,072) $            137,442
                                   =============== ===================  =================   ================== ====================




                                                       Office      Professional         Fee             Total
                                     Tax/Other        Account      Fees Account       Account        All Accounts
                                   --------------- --------------  -------------- --------------- -------------------

Bank Name                            Bank One      National City  National City   National City



Account #                               626225676        39353008      754201618       754202397
                                        626225668

Beginning Book Balance                       $ 25        $ 20,750      $ 104,295       $ 695,000        $ (4,374,062)(1)

Plus: Deposits                                  -               -              -               -              62,654

Less: Disbursements                         3,831         377,962              -               -             382,854

Transfers/Other:
  Transfers
      Transfer to NCB Office
        Account                                            70,000                                                  -
      Transfer to NCB Office
        Account                                           333,750                       (333,750)                  -
      Transfer to Bank One                  3,900                                                                  -
      Transfer to Fee Account                                                                                      -

  Other
      Payment to noteholders                                                                    -                  -
      Paydown on line of credit                                                                 -                  -
      Paydown on line/fund
        general account                                                                                            -

                                   --------------- --------------  -------------- --------------- -------------------
Ending Book Balance                $            94 $       46,538  $      104,295 $       361,250 $       (4,694,262)
                                   =============== ==============  ============== =============== ===================



(1) The cash summary reconciles to the Monthly
      Operating Report as follows:                                              November 1, 2003    November 29, 2003
                                                                              ------------------ --------------------

                                                          Cash                     $    158,217         $    184,074
                                                          Restricted Cash             1,304,507              957,736
                                                                              ------------------ --------------------
                                                            Total Cash             $  1,462,724         $  1,141,810
                                                                              ================== ====================


     The cash balance per this
       schedule is as follows:

                                                   Total Cash per Above            $ (4,374,062)        $ (4,694,262)
                                                          Less: Amount
                                                            Reported as

                                                            Line of Credit           (5,836,786)          (5,836,072)
                                                                              ------------------ --------------------

                                                            Cash Balance           $  1,462,724         $  1,141,810
                                                                              ================== ====================



CASE NAME: Ashland Steel Liquidating Company            COMPARATIVE BALANCE SHEET                                      FORM OPR - 1
             fka Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078                                   MONTH ENDED: NOVEMBER                                              REV 2/90


                                                  February 5,             March 1,           March 29 ,              May 3,
                                                      2003                  2003                2003                  2003


ASSETS

CURRENT ASSETS
      Other Negotiable instruments
        (i.e.. CD's T-Bills)                  $                -   $                -   $               -
                                             -------------------- -------------------- -------------------- --------------------

      Accounts receivable (See OPR - 3)                9,734,029            8,478,039            5,972,687            2,842,297
                                             -------------------- -------------------- -------------------- --------------------

          Less allowance for doubtful
            accounts                                           -                    -                    -                    -
                                             -------------------- -------------------- -------------------- --------------------

      Inventory, at lower of cost or market           10,346,543            7,815,001            2,462,067                    -
                                             -------------------- -------------------- -------------------- --------------------

      Prepaid expenses and deposits                    2,813,034            2,462,924            1,881,542            1,811,666
                                             -------------------- -------------------- -------------------- --------------------

      Investments                                              -                    -                    -                    -
                                             -------------------- -------------------- -------------------- --------------------

      Other: Operating Supplies,
        rolls, molds, etc.                             4,203,699            4,203,699            4,203,699            4,203,699
                                             -------------------- -------------------- -------------------- --------------------

      Cash and Restricted cash                         1,092,575            1,931,782            1,291,023            1,433,979
                                             -------------------- -------------------- -------------------- --------------------

      Other Assets                                        64,794               61,294               60,935               50,953
                                             -------------------- -------------------- -------------------- --------------------

              TOTAL CURRENT ASSETS            $       28,254,674   $       24,952,739   $       15,871,953   $       10,342,594
                                             -------------------- -------------------- -------------------- --------------------

      PROPERTY PLANT AND EQUIPMENT,           $                -   $                -   $                -   $                -
                                             -------------------- -------------------- -------------------- --------------------
      AT COST

          Less accumulated depreciation                        -                    -                    -                    -
                                             -------------------- -------------------- -------------------- --------------------

      NET PROPERTY PLANT AND EQUIPMENT        $       19,452,338   $       19,452,338   $       19,452,338   $       19,452,338
                                             -------------------- -------------------- -------------------- --------------------

      Other non current assets                           307,958              304,232              260,771              260,771
                                             -------------------- -------------------- -------------------- --------------------

      Deferred finance charges                           558,815                    -                    -                    -
                                             -------------------- -------------------- -------------------- --------------------



      TOTAL ASSETS                            $       48,573,785   $       44,709,309   $       35,585,062   $       30,055,703
                                             -------------------- -------------------- -------------------- --------------------





CASE NAME: Ashland Steel Liquidating Company            COMPARATIVE BALANCE SHEET                                      FORM OPR - 1
             fka Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078                                   MONTH ENDED: NOVEMBER                                              REV 2/90


                                                     May 31,              June 28,            August 2,             August 30,
                                                      2003                  2003                2003                  2003

ASSETS

CURRENT ASSETS
      Other Negotiable instruments
        (i.e.. CD's T-Bills)
                                             -------------------- -------------------- --------------------  ---------------------

      Accounts receivable (See OPR - 3)                2,149,555            1,866,505              169,979                 73,728
                                             -------------------- -------------------- --------------------  ---------------------

          Less allowance for doubtful
            accounts                                           -                    -                    -                      -
                                             -------------------- -------------------- --------------------  ---------------------

      Inventory, at lower of cost or market                    -                    -                    -                      -
                                             -------------------- -------------------- --------------------  ---------------------

      Prepaid expenses and deposits                    1,592,967            1,320,071            1,045,001                560,434
                                             -------------------- -------------------- --------------------  ---------------------

      Investments                                              -                    -                    -                      -
                                             -------------------- -------------------- --------------------  ---------------------

      Other: Operating Supplies,
        rolls, molds, etc.                             4,203,699            4,203,699            4,203,699              4,203,699
                                             -------------------- -------------------- --------------------  ---------------------

      Cash and Restricted cash                         1,475,449            1,195,760            1,063,461                839,488
                                             -------------------- -------------------- --------------------  ---------------------

      Other Assets                                        49,510               49,510               53,411                 38,428
                                             -------------------- -------------------- --------------------  ---------------------

              TOTAL CURRENT ASSETS            $        9,471,180   $        8,635,545   $        6,535,551    $         5,715,777
                                             -------------------- -------------------- --------------------  ---------------------

      PROPERTY PLANT AND EQUIPMENT,           $                -   $                -   $                -    $                 -
                                             -------------------- -------------------- --------------------  ---------------------
      AT COST

          Less accumulated depreciation                        -                    -                    -                      -
                                             -------------------- -------------------- --------------------  ---------------------

      NET PROPERTY PLANT AND EQUIPMENT        $       19,452,338   $       19,354,479   $       19,354,479    $        19,354,479
                                             -------------------- -------------------- --------------------  ---------------------

      Other non current assets                           260,771              260,771              260,771                260,771
                                             -------------------- -------------------- --------------------  ---------------------

      Deferred finance charges                                 -                    -                    -                      -
                                             -------------------- -------------------- --------------------  ---------------------



      TOTAL ASSETS                            $       29,184,289   $       28,250,795   $       26,150,801    $        25,331,027
                                             -------------------- -------------------- --------------------  ---------------------




CASE NAME: Ashland Steel Liquidating Company            COMPARATIVE BALANCE SHEET                                      FORM OPR - 1
             fka Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078                                   MONTH ENDED: NOVEMBER                                              REV 2/90


                                                  September 27,          November 1,         November 29,
                                                      2003                  2003                2003


ASSETS

CURRENT ASSETS
      Other Negotiable instruments
        (i.e.. CD's T-Bills)
                                             --------------------  --------------------  ------------------

      Accounts receivable (See OPR - 3)                   58,513                53,807                   -
                                             --------------------  --------------------  ------------------

      Less allowance for doubtful accounts                     -                     -                   -
                                             --------------------  --------------------  ------------------

      Inventory, at lower of cost or market                    -                     -                   -
                                             --------------------  --------------------  ------------------

      Prepaid expenses and deposits                      502,884               482,884             482,884
                                             --------------------  --------------------  ------------------

      Investments                                              -                     -                   -
                                             --------------------  --------------------  ------------------

      Other: Operating Supplies,
        rolls, molds, etc.                                     -                     -                   -
                                             --------------------  --------------------  ------------------

      Cash and Restricted cash                         3,569,098             1,462,724           1,141,810
                                             --------------------  --------------------  ------------------

      Other Assets                                        39,789                39,789                   -
                                             --------------------  --------------------  ------------------

      TOTAL CURRENT ASSETS                    $        4,170,284    $        2,039,204    $      1,624,694
                                             --------------------  --------------------  ------------------

      PROPERTY PLANT AND EQUIPMENT,           $                -    $                -    $              -
                                             --------------------  ----------------------------------------
      AT COST

      Less accumulated depreciation                            -                     -                   -
                                             --------------------  --------------------  ------------------

      NET PROPERTY PLANT AND EQUIPMENT        $                -    $                -    $              -
                                             --------------------  --------------------  ------------------

      Other non current assets                           260,771               260,771                   -
                                             --------------------  --------------------  ------------------

      Deferred finance charges                                 -                     -                   -
                                             --------------------  --------------------  ------------------



      TOTAL ASSETS                            $        4,431,055    $        2,299,975    $      1,624,694
                                             --------------------  --------------------  ------------------



*  Itemize if value of "Other Assets" exceed 10% of "Total Assets."


                                                                                                                       FORM OPR - 2
CASE NAME: Ashland Steel Liquidating Company                                          COMPARATIVE BALANCE SHEET            REV 2/90
             fka Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078                                                                 MONTH ENDED: NOVEMBER


                                               February 5,             March 1,             March 29,             May 3,
                                                  2003                  2003                  2003                 2003
                                       C>

LIABILITIES

POST PETITION LIABILITIES                        204,746   $            702,564   $           947,405     $         1,111,679
                                       ------------------ ---------------------- ---------------------   ---------------------
PRE PETITION LIABILITIES

                                       ------------------ ---------------------- ---------------------   ---------------------

   Priority Debt                               2,629,975              2,592,107             2,098,489               2,068,489
                                       ------------------ ---------------------- ---------------------   ---------------------

   Secured Debt                               30,530,705             27,658,910            23,544,655              19,613,859
                                       ------------------ ---------------------- ---------------------   ---------------------

   Unsecured Debt                              9,426,688              9,433,310             8,691,905               8,301,017
                                       ------------------ ---------------------- ---------------------   ---------------------

       TOTAL PRE PETITION LIABILITIES         42,587,368   $         39,684,328   $        34,335,049     $        29,983,364
                                       ------------------ ---------------------- ---------------------   ---------------------

       TOTAL LIABILITIES                      42,792,114   $         40,386,892   $        35,282,454     $        31,095,043
                                       ------------------ ---------------------- ---------------------   ---------------------


   SHAREHOLDERS' EQUITY (DEFICIT)

   PREFERRED STOCK                                     -   $                  -   $                 -
                                       ------------------ ---------------------- ---------------------   ---------------------

   COMMON STOCK                                   50,516                 50,516                50,516                  50,516
                                       ------------------ ---------------------- ---------------------   ---------------------

   PAID-IN CAPITAL                            15,817,342             15,817,342            15,817,342              15,817,342
                                       ------------------ ---------------------- ---------------------   ---------------------

   TREASURY STOCK                             (4,309,397)            (4,309,397)           (4,309,397)             (4,309,397)
                                       ------------------ ---------------------- ---------------------   ---------------------

   RETAINED EARNINGS
                                       ------------------ ---------------------- ---------------------   ---------------------

     Through filing date                      (5,776,790)            (5,776,790)           (5,776,790)             (5,776,790)
                                       ------------------ ---------------------- ---------------------   ---------------------

     Post filing date                                  -             (1,459,254)           (5,479,063)             (6,821,011)
                                       ------------------ ---------------------- ---------------------   ---------------------

      TOTAL SHAREHOLDERS' EQUITY               5,781,671   $          4,322,417   $           302,608     $        (1,039,340)
                                       ------------------ ---------------------- ---------------------   ---------------------

       TOTAL LIABILITIES AND
         SHAREHOLDERS' EQUITY                 48,573,785   $         44,709,309   $        35,585,062     $        30,055,703
                                       ------------------ ---------------------- ---------------------   ---------------------






                                                  May 31,                June 28,               August 2,               August 30,
                                                   2003                    2003                   2003                    2003

LIABILITIES

POST PETITION LIABILITIES               $         1,303,592    $         1,115,613   $          1,237,138    $          1,444,903
                                       ---------------------  --------------------- ----------------------  ----------------------
PRE PETITION LIABILITIES

                                       ---------------------  --------------------- ----------------------  ----------------------

   Priority Debt                                  2,068,489              2,068,489              2,108,489               1,745,606
                                       ---------------------  --------------------- ----------------------  ----------------------

   Secured Debt                                  19,021,483             19,032,152             17,593,708              17,576,471
                                       ---------------------  --------------------- ----------------------  ----------------------

   Unsecured Debt                                 8,301,017              8,133,037              7,922,222               7,922,222
                                       ---------------------  --------------------- ----------------------  ----------------------

       TOTAL PRE PETITION LIABILITIES   $         29,390,988   $        29,233,678   $         27,624,419    $         27,244,299
                                       ---------------------  --------------------- ----------------------  ----------------------

       TOTAL LIABILITIES                $         30,694,580   $        30,349,291   $         28,861,557    $         28,689,202
                                       ---------------------  --------------------- ----------------------  ----------------------


   SHAREHOLDERS' EQUITY (DEFICIT)

   PREFERRED STOCK
                                       ---------------------  --------------------- ----------------------  ----------------------

   COMMON STOCK                                      50,516                 50,516                 50,516                  50,516
                                       ---------------------  --------------------- ----------------------  ----------------------

   PAID-IN CAPITAL                               15,817,342             15,817,342             15,817,342              15,817,342
                                       ---------------------  --------------------- ----------------------  ----------------------

   TREASURY STOCK                                (4,309,397)            (4,309,397)            (4,309,397)             (4,309,397)
                                       ---------------------  --------------------- ----------------------  ----------------------

   RETAINED EARNINGS
                                       ---------------------  --------------------- ----------------------  ----------------------

     Through filing date                         (5,776,790)            (5,776,790)            (5,776,790)             (5,776,790)
                                       ---------------------  --------------------- ----------------------  ----------------------

     Post filing date                            (7,291,962)            (7,880,167)            (8,492,427)             (9,139,846)
                                       ---------------------  --------------------- ----------------------  ----------------------

      TOTAL SHAREHOLDERS' EQUITY        $        (1,510,291)          $ (2,098,496)  $         (2,710,756)   $         (3,358,175)
                                       ---------------------  --------------------- ----------------------  ----------------------

       TOTAL LIABILITIES AND
         SHAREHOLDERS' EQUITY           $        29,184,289    $        28,250,795   $         26,150,801    $         25,331,027
                                       ---------------------  --------------------- ----------------------  ----------------------






                                               September 27,           November 1,             November 29,
                                                   2003                   2003                     2003

LIABILITIES

POST PETITION LIABILITIES               $          1,482,928     $         1,455,189     $         1,351,209
                                       ----------------------   ---------------------   ---------------------
PRE PETITION LIABILITIES

                                       ----------------------   ---------------------   ---------------------

   Priority Debt                                   1,745,606               1,745,606               1,380,606
                                       ----------------------   ---------------------   ---------------------

   Secured Debt                                   17,634,539              15,422,290              15,421,576
                                       ----------------------   ---------------------   ---------------------

   Unsecured Debt                                  7,922,222               7,922,222               7,922,222
                                       ----------------------   ---------------------   ---------------------

       TOTAL PRE PETITION LIABILITIES   $         27,302,367     $        25,090,118     $        24,724,404
                                       ----------------------   ---------------------   ---------------------

       TOTAL LIABILITIES                $        28,785,295      $        26,545,307     $        26,075,613
                                       ----------------------   ---------------------   ---------------------


   SHAREHOLDERS' EQUITY (DEFICIT)

   PREFERRED STOCK
                                       ----------------------   ---------------------   ---------------------

   COMMON STOCK                                       50,516                  50,516                  50,516
                                       ----------------------   ---------------------   ---------------------

   PAID-IN CAPITAL                                15,817,342              15,817,342              15,817,342
                                       ----------------------   ---------------------   ---------------------

   TREASURY STOCK                                 (4,309,397)             (4,309,397)             (4,309,397)
                                       ----------------------   ---------------------   ---------------------

   RETAINED EARNINGS
                                       ----------------------   ---------------------   ---------------------

     Through filing date                          (5,776,790)             (5,776,790)             (5,776,790)
                                       ----------------------   ---------------------   ---------------------

     Post filing date                            (30,135,911)            (30,027,003)            (30,232,590)
                                       ----------------------   ---------------------   ---------------------

      TOTAL SHAREHOLDERS' EQUITY        $        (24,354,240)    $       (24,245,332)    $       (24,450,919)
                                       ----------------------   ---------------------   ---------------------

       TOTAL LIABILITIES AND
         SHAREHOLDERS' EQUITY           $          4,431,055     $         2,299,975     $         1,624,694
                                       ----------------------   ---------------------   ---------------------



CASE NAME: Ashland Steel Liquidating Company                     SUMMARY OF ACCOUNTS RECEIVABLE                        FORM OPR - 3
             fka Kentucky Electric Steel, Inc.
                                                                                                                           REV 2/90

CASE NUMBER: 03-10078                                            MONTH ENDED:  NOVEMBER


                                                                                      (1)                    (1)
                                                              TOTAL                 CURRENT              1 - 30 DAYS
                                                                                                           PAST DUE

DATE OF FILING:        FEBRUARY 5, 2003                 $      10,089,029       $     7,974,031       $       1,611,266
------------------------------------------------       -------------------     -----------------     -------------------

     Allowance for doubtful accounts                    $        (355,000)
                                                       -------------------     -----------------     -------------------

               Net accounts receivable                  $       9,734,029
                                                       ===================


MONTH:                 FEBRUARY - (March 1)             $       8,848,039       $     6,254,947       $       2,046,099
                       -------------------------       -------------------     -----------------     -------------------

     Allowance for doubtful accounts                    $        (370,000)
                                                       -------------------     -----------------     -------------------

               Net accounts receivable                  $       8,478,039
                                                       ===================


MONTH:                 MARCH - (March 29)               $       6,357,687       $     2,637,537       $       2,788,675
                       -------------------------       -------------------     -----------------     -------------------

     Allowance for doubtful accounts                    $        (385,000)
                                                       -------------------     -----------------     -------------------

               Net accounts receivable                  $       5,972,687
                                                       ===================

MONTH:                 April - (May 3)                  $       3,227,297       $       758,907       $       1,156,614
                       -------------------------       -------------------     -----------------     -------------------

     Allowance for doubtful accounts                    $        (385,000)
                                                       -------------------     -----------------     -------------------

               Net accounts receivable                  $       2,842,297
                                                       ===================

MONTH:                 May - (May 31)                   $       2,464,555       $       215,802       $          98,441
                       -------------------------       -------------------     -----------------     -------------------

     Allowance for doubtful accounts                    $        (315,000)
                                                       -------------------     -----------------     -------------------

               Net accounts receivable                  $       2,149,555
                                                       ===================

MONTH:                 June - (June 28)                 $       2,011,505       $        22,750       $               -
                       -------------------------       -------------------     -----------------     -------------------

     Allowance for doubtful accounts                    $        (145,000)
                                                       -------------------     -----------------     -------------------

               Net accounts receivable                  $       1,866,505
                                                       ===================


MONTH:                 July - (August 2)                $         214,979       $             -       $               -
                       -------------------------       -------------------     -----------------     -------------------

     Allowance for doubtful accounts                    $         (45,000)
                                                       -------------------     -----------------     -------------------

               Net accounts receivable                  $         169,979
                                                       ===================


MONTH:                 August - (August 30)             $         113,728       $             -       $               -
                       -------------------------       -------------------     -----------------     -------------------

     Allowance for doubtful accounts                    $         (40,000)
                                                       -------------------     -----------------     -------------------

               Net accounts receivable                  $          73,728
                                                       ===================


MONTH:                 September - (Sept. 27)           $          93,513       $             -       $               -
                       -------------------------       -------------------     -----------------     -------------------

     Allowance for doubtful accounts                    $         (35,000)
                                                       -------------------     -----------------     -------------------

               Net accounts receivable                  $          58,513
                                                       ===================


MONTH:                 October - (Nov. 1)               $          88,807       $             -       $               -
                       -------------------------       -------------------     -----------------     -------------------

     Allowance for doubtful accounts                    $         (35,000)
                                                       -------------------     -----------------     -------------------

               Net accounts receivable                  $          53,807
                                                       ===================


MONTH:                 November - (Nov. 29)             $               -       $             -       $               -
                       -------------------------       -------------------     -----------------     -------------------

     Allowance for doubtful accounts                    $               -
                                                       -------------------     -----------------     -------------------

               Net accounts receivable                  $               -
                                                       ===================




                                                                                      (1)                    (1)
                                                              TOTAL                31 - 60 DAYS           OVER 60 DAYS
                                                                                     PAST DUE               PAST DUE

DATE OF FILING:        FEBRUARY 5, 2003                 $      10,089,029       $         479,232       $         24,500
------------------------------------------------       -------------------     -------------------     ------------------

     Allowance for doubtful accounts                    $        (355,000)
                                                       -------------------     -------------------     ------------------

               Net accounts receivable                  $       9,734,029
                                                       ===================


MONTH:                 FEBRUARY - (March 1)             $       8,848,039       $         435,313       $        111,680
                       -------------------------       -------------------     -------------------     ------------------

     Allowance for doubtful accounts                    $        (370,000)
                                                       -------------------     -------------------     ------------------

               Net accounts receivable                  $       8,478,039
                                                       ===================


MONTH:                 MARCH - (March 29)               $       6,357,687       $         684,222       $        247,253
                       -------------------------       -------------------     -------------------     ------------------

     Allowance for doubtful accounts                    $        (385,000)
                                                       -------------------     -------------------     ------------------

               Net accounts receivable                  $       5,972,687
                                                       ===================

MONTH:                 April - (May 3)                  $       3,227,297       $         637,812       $        673,964
                       -------------------------       -------------------     -------------------     ------------------

     Allowance for doubtful accounts                    $        (385,000)
                                                       -------------------     -------------------     ------------------

               Net accounts receivable                  $       2,842,297
                                                       ===================

MONTH:                 May - (May 31)                   $       2,464,555       $       1,176,753       $        973,560
                       -------------------------       -------------------     -------------------     ------------------

     Allowance for doubtful accounts                    $        (315,000)
                                                       -------------------     -------------------     ------------------

               Net accounts receivable                  $       2,149,555
                                                       ===================

MONTH:                 June - (June 28)                 $       2,011,505       $          72,901       $      1,915,853
                       -------------------------       -------------------     -------------------     ------------------

     Allowance for doubtful accounts                    $        (145,000)
                                                       -------------------     -------------------     ------------------

               Net accounts receivable                  $       1,866,505
                                                       ===================


MONTH:                 July - (August 2)                $         214,979       $               -       $        214,979
                       -------------------------       -------------------     -------------------     ------------------

     Allowance for doubtful accounts                    $         (45,000)
                                                       -------------------     -------------------     ------------------

               Net accounts receivable                  $         169,979
                                                       ===================


MONTH:                 August - (August 30)             $         113,728       $               -       $        113,728
                       -------------------------       -------------------     -------------------     ------------------

     Allowance for doubtful accounts                    $         (40,000)
                                                       -------------------     -------------------     ------------------

               Net accounts receivable                  $          73,728
                                                       ===================


MONTH:                 September - (Sept. 27)           $          93,513       $               -       $         93,513
                       -------------------------       -------------------     -------------------     ------------------

     Allowance for doubtful accounts                    $         (35,000)
                                                       -------------------     -------------------     ------------------

               Net accounts receivable                  $          58,513
                                                       ===================


MONTH:                 October - (Nov. 1)               $          88,807       $               -       $         88,807
                       -------------------------       -------------------     -------------------     ------------------

     Allowance for doubtful accounts                    $         (35,000)
                                                       -------------------     -------------------     ------------------

               Net accounts receivable                  $          53,807
                                                       ===================


MONTH:                 November - (Nov. 29)             $               -       $               -       $              -
                       -------------------------       -------------------     -------------------     ------------------

     Allowance for doubtful accounts                    $               -
                                                       -------------------     -------------------     ------------------

               Net accounts receivable                  $               -
                                                       ===================





NOTE: Total accounts receivable net of allowance for doubtful accounts shown here must agree to Form OPR - 1.

(1) The Company sells to customers on various terms including 30 days, 45 days and 60 days. The aging reports are prepared showing current, 1 - 30 days past due, 31 - 60 days past due and over 60 days past due.


CASE NAME: Ashland Steel Liquidating Company                       SUMMARY OF POST PETITION LIABILITIES                FORM OPR - 4
             fka Kentucky Electric Steel, Inc.
                                                                                                                           REV 2/90
CASE NUMBER: 03-10078                                        MONTH ENDED: NOVEMBER


                                                     DATE              DATE               TOTAL AMOUNT            0 - 30
                                                   INCURRED            DUE                    DUE                  DAYS

TAXES PAYABLE

       Federal Income Tax
                                                --------------    ---------------      -------------------    ----------------
       FICA - Employer's Share
                                                --------------    ---------------      -------------------    ----------------
       FICA - Employee's Share
                                                --------------    ---------------      -------------------    ----------------
       Unemployment Tax
                                                --------------    ---------------      -------------------    ----------------
       Sales Tax
                                                --------------    ---------------      -------------------    ----------------
       Property Tax
                                                --------------    ---------------      -------------------    ----------------
                      TOTAL TAXES PAYABLE                                                        $ 22,500            $ 22,500
                                                --------------    ---------------      -------------------    ----------------
       POSTPETITION SECURED DEBT                                                        See attached Exhibit B
                                                --------------    ---------------      -------------------    ----------------
       POSTPETITION UNSECURED DEBT
                                                --------------    ---------------      -------------------    ----------------
       ACCRUED INTEREST PAYABLE
                                                --------------    ---------------      -------------------    ----------------
       TRADE ACCOUNTS PAYABLE & OTHER:
                      (list separately)

       Total Trade & Other Accounts Payable                                                   $ 1,328,709           $ 571,545
       -------------------------------------    --------------    ---------------      -------------------    ----------------
                                                                                        See attached Exhibit C
       -------------------------------------    --------------    ---------------      -------------------    ----------------

       -------------------------------------    --------------    ---------------      -------------------    ----------------

       -------------------------------------    --------------    ---------------      -------------------    ----------------

       -------------------------------------    --------------    ---------------      -------------------    ----------------

       -------------------------------------    --------------    ---------------      -------------------    ----------------


       TOTALS                                                                                 $ 1,351,209           $ 594,045
                                                --------------    ---------------      -------------------    ----------------





CASE NAME: Ashland Steel Liquidating Company                       SUMMARY OF POST PETITION LIABILITIES                FORM OPR - 4
                           fka Kentucky Electric Steel, Inc.
                                                                                                                           REV 2/90
CASE NUMBER: 03-10078                                        MONTH ENDED: NOVEMBER


                                                   31 - 60             61 - 90               OVER
                                                     DAYS               DAYS               90 DAYS

TAXES PAYABLE

       Federal Income Tax
                                                ---------------    --------------    --------------
       FICA - Employer's Share
                                                ---------------    --------------    --------------
       FICA - Employee's Share
                                                ---------------    --------------    --------------
       Unemployment Tax
                                                ---------------    --------------    --------------
       Sales Tax
                                                ---------------    --------------    --------------
       Property Tax
                                                ---------------    --------------    --------------
                      TOTAL TAXES PAYABLE                  $ -               $ -               $ -
                                                ---------------    --------------    --------------
       POSTPETITION SECURED DEBT
                                                ---------------    --------------    --------------
       POSTPETITION UNSECURED DEBT
                                                ---------------    --------------    --------------
       ACCRUED INTEREST PAYABLE
                                                ---------------    --------------    --------------
       TRADE ACCOUNTS PAYABLE & OTHER:
                      (list separately)

       Total Trade & Other Accounts Payable                $ -         $ 109,466         $ 647,698
       -------------------------------------    ---------------    --------------    --------------

       -------------------------------------    ---------------    --------------    --------------

       -------------------------------------    ---------------    --------------    --------------

       -------------------------------------    ---------------    --------------    --------------

       -------------------------------------    ---------------    --------------    --------------

       -------------------------------------    ---------------    --------------    --------------


       TOTALS                                              $ -         $ 109,466         $ 647,698
                                                ---------------    --------------    --------------



     Attach separate page if necessary.

     Note: Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2.

                                                                     EXHIBIT B

                       ASHLAND STEEL LIQUIDATING COMPANY
                       fka KENTUCKY ELECTRIC STEEL, INC.
              SUMMARY OF POST PETITION LIABILITIES - TAXES PAYABLE
                               NOVEMBER 29, 2003


                                  DATE        DATE          TOTAL          0-30          31-60          61-90         OVER
                                INCURRED       DUE           DUE           DAYS           DAYS          DAYS         90 DAYS
                              ------------ -----------  ------------- -------------- --------------  ------------- ------------

TAXES PAYABLE

    Kentucky license Tax        02/05/03      Various         15,000         15,000              -              -             -

    Deleware Franchise Tax      02/05/03      Various          7,500          7,500              -              -             -

                                                        ------------- -------------- -------------------------------------------
         TOTAL TAXES PAYABLE                             $    22,500   $     22,500   $          -    $         -   $         -
                                                        ------------- -------------- -------------------------------------------

POSTPETITION SECURED DEBT                                          -                -            -              -             -

POSTPETITION UNSECURED DEBT                                        -                -            -              -             -

ACCRUED INTEREST PAYABLE                                           -                -            -              -             -


                                                                     EXHIBIT C
                   ASHLAND STEEL LIQUIDATING COMPANY
                       fka KENTUCKY ELECTRIC STEEL, INC.
   SUMMARY OF POST PETITION LIABILITIES - TRADE ACCOUNTS PAYABLES AND OTHERS
                               NOVEMBER 29, 2003


                               DATE           DATE          TOTAL            0-30          31-60         61-90          OVER
Accounts Payable             INCURRED          DUE           DUE             DAYS           DAYS         DAYS          90 DAYS
                          --------------- ----------  --------------- ----------------- ------------ -------------- --------------
Trade Accounts Payable
Earle M Jorgensen Co.        03/21/03          TBD             6,576             6,576            -              -              -
Ryerson Tull                 Various           TBD             4,170             4,170            -              -              -
                                                     ---------------- ----------------- ------------ -------------- --------------
                          TRADE ACCOUNTS PAYABLE      $       10,746   $        10,746   $        -   $          -    $         -
                                                     ---------------- ----------------- ------------ -------------- --------------
Other

Accrued Professional Fees    Various           TBD    $      560,799   $       560,799   $        -   $          -    $         -
Accrued sales leaseback
  transaction                Various           TBD           757,164                 -            -        109,466        647,698
                                                     ---------------- ----------------- ------------ -------------- --------------
                          OTHER ACCOUNTS PAYABLE      $    1,317,963   $       560,799   $        -   $    109,466    $   647,698
                                                     ---------------- ----------------- ------------ -------------- --------------

                                                     ---------------- ----------------- ------------ -------------- --------------
                          TOTAL ACCOUNTS PAYABLE      $    1,328,709   $       571,545   $        -   $    109,466    $   647,698
                                                     ---------------- ----------------- ------------ -------------- --------------



CASE NAME: Ashland Steel Liquidating Company              STATEMENT OF INCOME (LOSS)                                   FORM OPR - 5
             fka Kentucky Electric Steel, Inc.
                                                                                                                           REV 2/90

CASE NUMBER: 03-10078                                     MONTH ENDED: NOVEMBER


                                            FEBRUARY                  MARCH                 APRIL                     MAY

NET REVENUE (INCOME)                      $     2,600,739        $       2,370,145     $       1,782,455        $          65,869
                                         -----------------      -------------------   -------------------      -------------------

COST OF GOODS SOLD

      Materials                                         -                        -                     -                        -
                                         -----------------      -------------------   -------------------      -------------------
      Labor - Direct                                    -                        -                     -                        -
                                         -----------------      -------------------   -------------------      -------------------
      Manufacturing Overhead                            -                        -                     -                        -
                                         -----------------      -------------------   -------------------      -------------------
           TOTAL COST OF GOODS SOLD            (3,089,476)              (6,532,328)           (2,521,368)                (310,114)
                                         -----------------      -------------------   -------------------      -------------------
GROSS PROFIT                                            -                        -                     -                        -
                                         -----------------      -------------------   -------------------      -------------------
OPERATING EXPENSES                                      -                        -                     -                        -
                                         -----------------      -------------------   -------------------      -------------------
      Selling and Marketing                             -                        -                     -                        -
                                         -----------------      -------------------   -------------------      -------------------
      General and Administrative                 (370,304)                (393,192)             (600,050)                (226,351)
                                         -----------------      -------------------   -------------------      -------------------
      Other:                                            -                        -                     -                        -
              ---------------------      -----------------      -------------------   -------------------      -------------------
           TOTAL OPERATING EXPENSES       $      (370,304)       $        (393,192)    $        (600,050)       $        (226,351)


INCOME BEFORE INTEREST, DEPRECIATION
      TAXES OR EXTRAORDINARY EXPENSES     $      (859,041)       $      (4,555,375)    $      (1,338,963)       $        (470,596)
                                         -----------------      -------------------   -------------------      -------------------
INTEREST EXPENSE                                   (2,060)                  (2,403)               (2,987)                  (2,403)
                                         -----------------      -------------------   -------------------      -------------------
MISCELLANEOUS                                           -                        -                     2                    2,048
                                         -----------------      -------------------   -------------------      -------------------
DEPRECIATION                                            -                        -                     -                        -
                                         -----------------      -------------------   -------------------      -------------------
INCOME TAX EXPENSE (BENEFIT)                            -                        -                     -                        -
                                         -----------------      -------------------   -------------------      -------------------
LOSS ON SALE OF PLANT                                   -                        -                     -                        -
                                         -----------------      -------------------   -------------------      -------------------
WRITE-OFF OF DEFERRED FINANCING FEE              (545,404)                       -                     -                        -
                                         -----------------      -------------------   -------------------      -------------------
WRITE-OFF OF OTHER DEFERRED CHARGES               (52,749)                       -                     -                        -
                                         -----------------      -------------------   -------------------      -------------------
EXTRAORDINARY INCOME (EXPENSE)   (1)                    -                  537,969                     -                        -
                                         -----------------      -------------------   -------------------      -------------------
           NET INCOME (LOSS)              $    (1,459,254)       $      (4,019,809)    $      (1,341,948)       $        (470,951)
                                         =================      ===================   ===================      ===================






                                              JUNE                  JULY                  AUGUST               SEPTEMBER

NET REVENUE (INCOME)                      $        32,531      $              -      $               -     $                 -
                                         -----------------    ------------------    -------------------   ---------------------

COST OF GOODS SOLD

      Materials                                         -                     -                      -                       -
                                         -----------------    ------------------    -------------------   ---------------------
      Labor - Direct                                    -                     -                      -                       -
                                         -----------------    ------------------    -------------------   ---------------------
      Manufacturing Overhead                            -                     -                      -                       -
                                         -----------------    ------------------    -------------------   ---------------------
           TOTAL COST OF GOODS SOLD              (315,408)             (389,439)              (395,627)                      -
                                         -----------------    ------------------    -------------------   ---------------------
GROSS PROFIT                                            -                     -                      -                       -
                                         -----------------    ------------------    -------------------   ---------------------
OPERATING EXPENSES                                      -                     -                      -                       -
                                         -----------------    ------------------    -------------------   ---------------------
      Selling and Marketing                             -                     -                      -                       -
                                         -----------------    ------------------    -------------------   ---------------------
      General and Administrative                 (208,446)             (224,470)              (248,071)                (88,482)
                                         -----------------    ------------------    -------------------   ---------------------
      Other:                                            -                     -                      -                       -
              ---------------------      -----------------    ------------------    -------------------   ---------------------
           TOTAL OPERATING EXPENSES       $      (208,446)     $       (224,470)     $        (248,071)    $           (88,482)


INCOME BEFORE INTEREST, DEPRECIATION
      TAXES OR EXTRAORDINARY EXPENSES     $      (491,323)     $       (613,909)     $        (643,698)    $           (88,482)
                                         -----------------    ------------------    -------------------   ---------------------
INTEREST EXPENSE                                   (2,403)               (3,004)                (4,807)                      -
                                         -----------------    ------------------    -------------------   ---------------------
MISCELLANEOUS                                     (94,479)                4,653                  1,086                     594
                                         -----------------    ------------------    -------------------   ---------------------
DEPRECIATION                                            -                     -                      -                       -
                                         -----------------    ------------------    -------------------   ---------------------
INCOME TAX EXPENSE (BENEFIT)                            -                     -                      -                       -
                                         -----------------    ------------------    -------------------   ---------------------
LOSS ON SALE OF PLANT                                   -                     -                      -             (20,908,177)
                                         -----------------    ------------------    -------------------   ---------------------
WRITE-OFF OF DEFERRED FINANCING FEE                     -                     -                      -                       -
                                         -----------------    ------------------    -------------------   ---------------------
WRITE-OFF OF OTHER DEFERRED CHARGES                     -                     -                      -                       -
                                         -----------------    ------------------    -------------------   ---------------------
EXTRAORDINARY INCOME (EXPENSE)   (1)                    -                     -                      -                       -
                                         -----------------    ------------------    -------------------   ---------------------
           NET INCOME (LOSS)              $      (588,205)     $      (612,260)      $        (647,419)    $       (20,996,065)
                                         =================    ==================    ===================   =====================





                                                                                              FILING
                                              OCTOBER                 NOVEMBER                TO DATE

NET REVENUE (INCOME)                     $                 -     $                 -     $         6,851,739
                                        ---------------------   ---------------------   ---------------------

COST OF GOODS SOLD

      Materials                                            -                       -                       -
                                        ---------------------   ---------------------   ---------------------
      Labor - Direct                                       -                       -                       -
                                        ---------------------   ---------------------   ---------------------
      Manufacturing Overhead                               -                       -                       -
                                        ---------------------   ---------------------   ---------------------
           TOTAL COST OF GOODS SOLD                        -                       -             (13,553,760)
                                        ---------------------   ---------------------   ---------------------
GROSS PROFIT                                               -                       -                       -
                                        ---------------------   ---------------------   ---------------------
OPERATING EXPENSES                                         -                       -                       -
                                        ---------------------   ---------------------   ---------------------
      Selling and Marketing                                -                       -                       -
                                        ---------------------   ---------------------   ---------------------
      General and Administrative                     (53,819)                105,833              (2,307,352)
                                        ---------------------   ---------------------   ---------------------
      Other:                                               -                       -                       -
              ---------------------     ---------------------   ---------------------   ---------------------
           TOTAL OPERATING EXPENSES      $           (53,819)    $           105,833     $        (2,307,352)


INCOME BEFORE INTEREST, DEPRECIATION
      TAXES OR EXTRAORDINARY EXPENSES    $           (53,819)    $           105,833     $        (9,009,373)
                                        ---------------------   ---------------------   ---------------------
INTEREST EXPENSE                                           -                       -                 (20,067)
                                        ---------------------   ---------------------   ---------------------
MISCELLANEOUS                                        162,727                (311,420)               (234,789)
                                        ---------------------   ---------------------   ---------------------
DEPRECIATION                                               -                       -                       -
                                        ---------------------   ---------------------   ---------------------
INCOME TAX EXPENSE (BENEFIT)                               -                       -                       -
                                        ---------------------   ---------------------   ---------------------
LOSS ON SALE OF PLANT                                      -                       -             (20,908,177)
                                        ---------------------   ---------------------   ---------------------
WRITE-OFF OF DEFERRED FINANCING FEE                        -                       -                (545,404)
                                        ---------------------   ---------------------   ---------------------
WRITE-OFF OF OTHER DEFERRED CHARGES                        -                       -                 (52,749)
                                        ---------------------   ---------------------   ---------------------
EXTRAORDINARY INCOME (EXPENSE)   (1)                       -                       -                 537,969
                                        ---------------------   ---------------------   ---------------------
           NET INCOME (LOSS)             $           108,908     $          (205,587)    $       (30,232,590)
                                        =====================   =====================   =====================




(1) Amount is a non-cash item representing the write-off of unrecognized gain on sale and leaseback transaction.


CASE NAME: Ashland Steel Liquidating Company                STATEMENT OF SOURCES AND USES OF CASH                      FORM OPR - 6
             fka Kentucky Electric Steel, Inc.
                                                                                                                           REV 2/90

CASE NUMBER: 03-10078                                       MONTH ENDED: NOVEMBER

                                                 FEBRUARY                 MARCH                  APRIL                  MAY
SOURCES OF CASH

   Income (Loss) From Operations             $   (1,459,254)       $     (4,019,809)      $    (1,341,948)      $       (470,951)
                                            -----------------     -------------------    ------------------    -------------------
        Add:  Depreciation, Amortization
        & Other Non-Cash Items                      558,815                (537,969)                    -                      -
                                            -----------------     -------------------    ------------------    -------------------
        Proceeds From Sale of Plant                       -                       -                     -                      -
                                            -----------------     -------------------    ------------------    -------------------
        CASH GENERATED FROM OPERATIONS             (900,439)             (4,557,778)           (1,341,948)              (470,951)
                                            -----------------     -------------------    ------------------    -------------------

   Add: Decrease in Assets:
             Accounts Receivable                  1,259,490               2,505,711             3,140,372                694,185
                                            -----------------     -------------------    ------------------    -------------------
             Inventory                            2,531,542               5,352,934             2,462,067                      -
                                            -----------------     -------------------    ------------------    -------------------
             Prepaid Expenses & Deposits            350,110                 581,381                69,875                218,699
                                            -----------------     -------------------    ------------------    -------------------
             Property, Plant & Equipment                  -                       -                     -                      -
                                            -----------------     -------------------    ------------------    -------------------
             Other: Change in Other
              Long-Tem Assets                         3,726                  43,461                     -                      -
                                            -----------------     -------------------    ------------------    -------------------
        Increase in Liabilities:
             Pre Petition Liabilities                     -                       -                     -                      -
                                            -----------------     -------------------    ------------------    -------------------
             Post Petition Liabilities              497,818                 244,841               164,274                191,913
                                            -----------------     -------------------    ------------------    -------------------
        TOTAL SOURCES OF CASH (A)            $    3,742,247        $      4,170,550       $     4,494,641       $        633,846
                                            -----------------     -------------------    ------------------    -------------------


USES OF CASH

        Increase in Assets:

             Accounts Receivable             $            -        $              -       $             -       $              -
                                            -----------------     -------------------    ------------------    -------------------
             Inventory                                    -                       -                     -                      -
                                            -----------------     -------------------    ------------------    -------------------
             Prepaid Expenses & Deposits                  -                       -                     -                      -
                                            -----------------     -------------------    ------------------    -------------------
             Property, Plant & Equipment                  -                       -                     -                      -
                                            -----------------     -------------------    ------------------    -------------------
             Other accured expenses                       -                       -                     -                      -
                                            -----------------     -------------------    ------------------    -------------------
        Decrease in Liabilities:
             Pre Petition Liabilities        $    2,903,040        $      4,811,310       $     4,351,685       $        592,376
                                            -----------------     -------------------    ------------------    -------------------
             Post Petition Liabilities                   -                        -                     -                      -
                                            -----------------     -------------------    ------------------    -------------------
        TOTAL USES OF CASH (B)               $    2,903,040        $      4,811,310       $     4,351,685       $        592,376
                                            -----------------     -------------------    ------------------    -------------------
NET SOURCE (USE) OF CASH (A-B=NET)           $      839,207        $       (640,760)      $       142,956       $         41,470
                                            -----------------     -------------------    ------------------    -------------------
CASH - BEGINNING BALANCE (See OPR-1)         $    1,092,575        $      1,931,782       $     1,291,022       $      1,433,979
                                            -----------------     -------------------    ------------------    -------------------
CASH - ENDING BALANCE (See OPR-1)            $    1,931,782        $      1,291,022       $     1,433,979       $      1,475,449
                                            =================     ===================    ==================    ===================






                                                JUNE                    JULY                   AUGUST                SEPTEMBER
SOURCES OF CASH

   Income (Loss) From Operations            $     (588,205)      $        (612,260)      $     (647,419)     $      (20,996,065)
                                           -----------------    --------------------    -----------------   ---------------------
        Add:  Depreciation, Amortization
        & Other Non-Cash Items                           -                       -                    -              20,908,177 (1
                                           -----------------    --------------------    -----------------   ---------------------
        Proceeds From Sale of Plant                      -                       -                    -               2,650,000
                                           -----------------    --------------------    -----------------   ---------------------
        CASH GENERATED FROM OPERATIONS            (588,205)               (612,260)            (647,419)              2,562,112
                                           -----------------    --------------------    -----------------   ---------------------

   Add: Decrease in Assets:
             Accounts Receivable                   283,050               1,692,625              111,234                  13,854
                                           -----------------    --------------------    -----------------   ---------------------
             Inventory                                   -                       -                    -                       -
                                           -----------------    --------------------    -----------------   ---------------------
             Prepaid Expenses & Deposits           272,896                 275,070              484,567                  57,550
                                           -----------------    --------------------    -----------------   ---------------------
             Property, Plant & Equipment            97,859                       -                    -                       -
                                           -----------------    --------------------    -----------------   ---------------------
             Other: Change in Other
              Long-Tem Assets                            -                       -                    -                       -
                                           -----------------    --------------------    -----------------   ---------------------
        Increase in Liabilities:
             Pre Petition Liabilities                    -                       -                    -                  58,069
                                           -----------------    --------------------    -----------------   ---------------------
             Post Petition Liabilities                   -                 121,525              207,765                  38,025
                                           -----------------    --------------------    -----------------   ---------------------
        TOTAL SOURCES OF CASH (A)           $       65,600       $       1,476,960       $      156,147      $        2,729,610
                                           -----------------    --------------------    -----------------   ---------------------


USES OF CASH

        Increase in Assets:

             Accounts Receivable            $            -       $               -       $            -      $ -
                                           -----------------    --------------------    -----------------   ---------------------
             Inventory                                   -                       -                    -                       -
                                           -----------------    --------------------    -----------------   ---------------------
             Prepaid Expenses & Deposits                 -                       -                    -                       -
                                           -----------------    --------------------    -----------------   ---------------------
             Property, Plant & Equipment                 -                       -                    -                       -
                                           -----------------    --------------------    -----------------   ---------------------
             Other accured expenses                      -                       -                    -                       -
                                           -----------------    --------------------    -----------------   ---------------------
        Decrease in Liabilities:
             Pre Petition Liabilities       $      157,310       $       1,609,259       $      380,120      $                -
                                           -----------------    --------------------    -----------------   ---------------------
             Post Petition Liabilities             187,979                       -                    -                       -
                                           -----------------    --------------------    -----------------   ---------------------
        TOTAL USES OF CASH (B)              $      345,289       $       1,609,259       $      380,120      $                -
                                           -----------------    --------------------    -----------------   ---------------------
NET SOURCE (USE) OF CASH (A-B=NET)          $     (279,689)      $        (132,299)      $     (223,973)     $        2,729,610
                                           -----------------    --------------------    -----------------   ---------------------
CASH - BEGINNING BALANCE (See OPR-1)        $    1,475,449       $       1,195,760       $    1,063,461      $          839,488
                                           -----------------    --------------------    -----------------   ---------------------
CASH - ENDING BALANCE (See OPR-1)           $    1,195,760       $       1,063,461       $      839,488      $        3,569,098
                                           =================    ====================    =================   =====================








                                                                                                 FILING
                                                 OCTOBER                NOVEMBER                 TO DATE
SOURCES OF CASH

   Income (Loss) From Operations                    108,908       $        (205,587)      $     (30,232,590)
                                           ------------------    --------------------    --------------------
        Add:  Depreciation, Amortization
        & Other Non-Cash Items                            -                 311,440              21,240,463
                                           ------------------    --------------------    --------------------
        Proceeds From Sale of Plant                       -                       -               2,650,000
                                           ------------------    --------------------    --------------------
        CASH GENERATED FROM OPERATIONS              108,908                 105,853              (6,342,127)
                                           ------------------    --------------------    --------------------

   Add: Decrease in Assets:
             Accounts Receivable                      4,706                  42,927               9,748,154
                                           ------------------    --------------------    --------------------
             Inventory                                    -                       -              10,346,543
                                           ------------------    --------------------    --------------------
             Prepaid Expenses & Deposits             20,000                       -               2,330,148
                                           ------------------    --------------------    --------------------
             Property, Plant & Equipment                  -                       -                  97,859
                                           ------------------    --------------------    --------------------
             Other: Change in Other
              Long-Tem Assets                             -                       -                  47,187
                                           ------------------    --------------------    --------------------
        Increase in Liabilities:
             Pre Petition Liabilities                     -                       -                  58,069
                                           ------------------    --------------------    --------------------
             Post Petition Liabilities                    -                       -               1,466,161
                                           ------------------    --------------------    --------------------
        TOTAL SOURCES OF CASH (A)                   133,614       $         148,780       $      17,751,995
                                           ------------------    --------------------    --------------------


USES OF CASH

        Increase in Assets:

             Accounts Receivable                          -       $               -       $               -
                                           ------------------    --------------------    --------------------
             Inventory                                    -                       -                       -
                                           ------------------    --------------------    --------------------
             Prepaid Expenses & Deposits                  -                       -                       -
                                           ------------------    --------------------    --------------------
             Property, Plant & Equipment                  -                       -                       -
                                           ------------------    --------------------    --------------------
             Other accured expenses                       -                       -                       -
                                           ------------------    --------------------    --------------------
        Decrease in Liabilities:
             Pre Petition Liabilities             2,212,249       $         365,714       $      17,383,063
                                           ------------------    --------------------    --------------------
             Post Petition Liabilities               27,739                 103,980                 319,698
                                           ------------------    --------------------    --------------------
        TOTAL USES OF CASH (B)                    2,239,988       $         469,694       $      17,702,761
                                           ------------------    --------------------    --------------------
NET SOURCE (USE) OF CASH (A-B=NET)               (2,106,374)      $        (320,914)      $          49,235
                                           ------------------    --------------------    --------------------
CASH - BEGINNING BALANCE (See OPR-1)              3,569,098       $       1,462,724       $       1,092,575
                                           ------------------    --------------------    --------------------
CASH - ENDING BALANCE (See OPR-1)                 1,462,724       $       1,141,810       $       1,141,810
                                           ==================    ====================    ====================




(1) Represents loss from sale of substantially all of the assets of the Company including property, plant and equipment and operating supplies, rolls, molds, etc.

CASE NAME: Ashland Steel Liquidating Company
             fka Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078


                                                             CASH DISBURSEMENT DETAIL
                                                             ------------------------

                    Date                                   Payee                                     Amount
              ------------------ -----------------------------------------------------------  ----------------------
Account #70936836 & 98239
-------------------------
                     11/25/2003  ADP Investor Communication Services                           $                306
                     11/24/2003  Bank Analysis Charges                                                          742
                        Various  FedEx                                                                           13
                                                                                              ----------------------
                                                                                               $              1,061
                                                                                              ----------------------

Account 626225676 & 626225668
-----------------------------
                     11/14/2003  Transfer 941 P/R Taxes Hourly Deposit # 1                     $                170
                     11/14/2003  Transfer 941 P/R Taxes Hourly Deposit # 1                                    2,791
                     11/14/2003  Transfer 941 P/R Taxes Hourly Deposit # 1                                      170
                     11/14/2003  Transfer KIT Withholding                                                       677
                     11/17/2003  Bank Service Charge - October                                                   23
                                                                                              ----------------------
                                                                                               $              3,831
                                                                                              ----------------------

Account # 39353008
------------------
                     11/11/2003  Ceridian                                                                      $ 50
                     11/11/2003  CORE Risk Services                                                           1,069
                     11/11/2003  Bowne                                                                          354
                     11/11/2003  CSX                                                                         27,000
                     11/14/2003  William J. Jessie                                                            4,041
                     11/18/2003  Ceridian                                                                       139
                     11/24/2003  Boyd County Clerk                                                              283
                     11/25/2003  Ceridian                                                                       100
                     11/25/2003  AT & T Wireless                                                                 92
                     11/26/2003  Boyd County Sheriff                                                        333,750
                     11/26/2003  William J. Jessie                                                            4,041
                     11/28/2003  Kevin Bair                                                                   3,988
                     11/28/2003  Hurshell Salyers Jr.                                                            30
                     11/28/2003  Douglas M. Salyers                                                              89
                     11/28/2003  Lanny H. Cavin                                                                  18
                     11/28/2003  Kelly Hughes                                                                    59
                     11/28/2003  James B. Poplin                                                                 53
                     11/28/2003  Richard G. Caudill                                                              30
                     11/28/2003  Larry Hensley                                                                   30
                     11/28/2003  Dannie A. Shumate                                                               30
                     11/28/2003  Lennis W. Adkins                                                                21
                     11/28/2003  James W. Sweeney Jr.                                                            24
                     11/28/2003  Frank T. Carter                                                                 71
                     11/28/2003  Michael L. Conley                                                               30
                     11/28/2003  Donald Ray Cole                                                                 41
                     11/28/2003  George M. Lowe                                                                  27
                     11/28/2003  Paul T. Lewis                                                                   27
                     11/28/2003  Danny M. Sergent                                                                30
                     11/28/2003  Donald R. Maynard                                                               27
                     11/28/2003  David K. LeMaster                                                               83
                     11/28/2003  Terry L. Bailey                                                                 16
                     11/28/2003  Harold J. Middleton                                                             25
                     11/28/2003  Tony K. Meek                                                                    10
                     11/28/2003  Victor K. Brickey Jr.                                                           80
                     11/28/2003  George W. Fannin                                                                25
                     11/28/2003  Timpte, Inc.                                                                 2,184
                                                                                              ----------------------
                                                                                               $            377,962
                                                                                              ----------------------

                                                                                              ----------------------
                                                                                      TOTAL    $            382,854
                                                                                              ======================


CASE NAME: Ashland Steel Liquidating Company
             fka Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078

                                                  CASH RECEIPTS DETAIL
                                                  --------------------

                      Date                              Payee                                Amount
              --------------------- -----------------------------------------------   ----------------------
Account #754119200
------------------
                        11/25/2003  Aztec Trailer Sales                                $              1,568
                        11/26/2003  Aztec Trailer Sales                                               1,570
                        11/26/2003  Commonwealth of Kentucky                                         55,018
                        11/26/2003  Alltel                                                            1,146
                        11/26/2003  Compass Group                                                        21
                        11/26/2003  CSX                                                                 900
                        11/26/2003  ADP Brokerage Services Group                                        829
                        11/26/2003  Columbia Gas                                                      1,341
                        11/26/2003  Kentucky Medical Services                                           137
                        11/26/2003  Ultimate Health Services                                             32
                        11/26/2003  University Physicians                                                 4
                        11/26/2003  Tri State Radiology                                                  89
                                                                                      ----------------------
                                                                             TOTAL     $             62,654
                                                                                      ======================
